THE CONESTOGA SMALL CAP MUTUAL FUND

                                   Managed by
                           Conestoga Capital Advisors
                         Pioneers in Small Cap Investing

Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Mutual Fund provides investors with access to Conestoga's expertise in small cap management. The Fund's investment objective is to generate long-term investment returns favorable to the Russell 2000 Index with lower risk. For additional information, please go to www.conestogacapital.com, or contact Rip Scott, Director of Marketing, at 1-800-320-7790.

Characteristics as of 9/30/04:                                         Top Ten Holdings as of 9/30/04:
-----------------------------                                          ------------------------------
                                  Conestoga     Russell 2000           1. Graco, Inc.                        3.76%
                                  ---------     ------------           2. Polaris Industries, Inc.           3.76%
                                     Fund          Index               3. Plantronics, Inc.                  2.91%
                                     ----          -----               4. American Woodmark Corp.            2.91%
P/E Calendar (`04 Avg.)             22.51X         28.26X              5. Oshkosh Truck Corp.                2.88%
Mean Est. Earnings Growth           16.00%         15.00%              6. Simpson Manufacturing, Inc.        2.84%
PEG Ratio                            1.41           1.88               7. Kronos, Inc.                       2.74%
ROE                                 21.37%         8.37%               8. Factset Research Systems, Inc.     2.71%
Weighted Avg. Market Cap.         $ 1120 mm      $ 1014 mm             9. SCP Pool Corp.                     2.70%
Long-Term Debt/Capital              17.00%         35.00%              10. Franklin Electric, Inc.           2.67%
Dividend Yield                      0.60%          1.08%
Number of Holdings                    45            N/A

Performance as of 9/30/04:
                               Trailing 3   Trailing     Since Inception
                                 Months     12 Months   (10/01/02-9/30/04)   Expense Ratio:
                                 ------     ---------   ------------------   -------------
                                                           Annualized        Management Fee               1.20%
                                                           ----------        Additional Expenses          0.15%
Conestoga Fund                   -0.20%       24.27%         23.62%          12b-1 Fee                    0.00%
Russell 2000 Index               -2.86%       18.77%         26.34%          ----------
S&P 600 Index                    -1.61%       23.47%         24.89%          Total Fees                   1.35%

Disclosures: The Conestoga Small Cap Fund can be purchased fund direct or through Fidelity Investments and First Clearing Corp. Please contact Conestoga Capital Advisors for additional instructions. Conestoga Fund and Russell 2000 characteristics generated by Factset analytical system. Multex Earnings Estimates interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the fund prospectus please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund's investment objective, risks and changes and expenses which an investor should consider before investing.

            Conestoga Capital Advisors o 259 N. Radnor-Chester Road
                  o Radnor Court, Suite 120 o Radnor, PA 19087
       Phone: 484-654-1380 o Fax: 610-225-0533 o www.conestogacapital.com

                             THE CONESTOGA SMALL CAP
                                      FUND
                                   managed by

                                     [LOGO]

                                   CONESTOGA
                                CAPITAL ADVISORS
                        PIONEERS IN SMALL CAP INVESTING

                               Investment Returns
                               -------------------

            Fiscal 2004 ending 9/30/2004                 24.27%

            Fiscal 2003 ending 9/30/2003                 22.97%

            Inception (10/01/2002) to 9/30/2004          23.62%
                                                       annualized

Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the Fund's prospectus which contains information about the Fund's investment objective, risks, and charges and expenses which an investor should consider before investing. For the Fund's daily NAV, list of additional holdings and total return as of the most recent month-end, and a copy of the Fund's prospectus please call:

                               Chris Maxwell, CEO
                                 Conestoga Funds
                         c/o Conestoga Capital Advisors
                             20561 Rock Hall Avenue
                               Rock Hall, MD 21661

                            410-810-0851 800-320-7790

Radnor, PA                                                         Rock Hall, MD